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                                 FORM 16

                (APPENDIX A TO LOCAL POLICY STATEMENT 3-07)

                              ESCR0W AGREEMENT

THIS AGREEMENT is dated for reference January 5, 1996 and made

AMONG:

     THE MONTREAL TRUST COMPANY OF CANADA, 510 Burrard
     Steet
     Vancouver, B.C., Canada V6C 3B9

    (the "Escrow Agent")

AND:

     TITAN TRADING ANALYTICS INC., of 3473 Ellis Place,
     Nanaimo, B.C. Canada V9T 4Y6

    (the "Issuer")

AND:

    TTN ESCROW CAPITAL CORP., of 3473 E11is Place, Nanaimo,
    British Columbia V9T 4Y6

    (the "Shareholder").

WHEREAS the Shareholder has acquired shares of the Issuer;

AND WHEREAS the Escrow Agent has agreed to act as escrow agent in respect of the shares upon the acquisition of the shares by the Shareholder;

NOW THEREFORE in consideration of the covenants contained in this agreement and other good valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree as follows:

1. INTERPRETATION

In this agreement:

(a) "Acknowledgement" means the acknowledgement and agreement to be bound in the form attached as Schedule A to this agreement;

(b)     "Act" means the Securities Act, S.B.C. 1985, c. 83, as amended;

(c)     "Exchange" means the Vancouver Stock Exchange;

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                              -2-

(d) "IPO" means the initial public offering of common shares of the Issuer under a prospectus which has been filed with, and for which a receipt has been obtained from, the Superintendent under section 42 of the Act;

(e) "Local Policy Statement 3-07" means the Local Policy Statement 3-07 in effect as of the date of reference of this agreement and attached as Schedule B to this agreement;

(f) "Shareholder" means a holder of shares of the Issuer who executes this agreement or an Acknowledgement;

(g) "Shares" means the shares of the Shareholder described in Schedule C to this agreement, as amended from time to time in accordance with section 9;

(h) "Executive Director" means the Executive Director appointed under the Act; and

(i)     "Executive Director or the Exchange" means the Executive
        Director, if the shares of the Issuer are not listed on the Exchange, or the Exchange, if the shares of the Issuer are listed on the Exchange.

2.     PLACEMENT OF SHARES IN ESCROW

The Shareholder places the Shares in escrow with the Escrow Agent and shall deliver the certificates representing the Shares to the Escrow Agent as soon as practicable.

3.     VOTING OF SHARES IN ESCROW

Except as provided by section 4(a), the Shareholder may exercise all voting rights attached to the Shares.

4.     WAIVER OF SHAREHOLDER'S RIGHTS

The Shareholder waives the rights attached to the Shares

(a) to vote the Shares on a resolution to cancel any of the Shares,

(b)     to receive dividends, and

(c) to participate in the assets and property of the Issuer on a winding up or dissolution of the Issuer.

5.     ABSTENTION FROM VOTING AS A DIRECTOR

A Shareholder that is or becomes a director of the Issuer shall abstain from voting on a directors' resolution to cancel any of the Shares.

6.     TRANSFER WITHIN ESCROW

(1) The Shareholder shall not transfer any of the Shares except in accordance with Local Policy Statement 3-07 and with the consent of the Executive Director or the Exchange.

(2) The Escrow Agent shall not effect a transfer of the Shares within escrow unless the Escrow Agent has received

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                              -3-

     (a) a copy of an Acknowledgement executed by the person to whom the Shares are to be transferred; and

     (b) a letter from the Executive Director or the Exchange consenting to the transfer.

(3)    Upon the death or bankruptcy of a Shareholder, the Escrow
       Agent shall hold the Shares subject to this agreement for the person that is legally entitled to become the registered owner of the Shares.

7.     RELEASE FROM ESCROW

(1) The Shareholder irrevocably directs the Escrow Agent to retain the Shares until the Shares are released from escrow pursuant to subsection (2) or surrendered for cancellation pursuant to section 8.

(2) The Escrow Agent shall not release the Shares from escrow unless the Escrow Agent has received a letter from the Executive
       Director or the Exchange consenting to the release.

(3) The approval of the Executive Director or the Exchange to a release from escrow of any of the Shares shall terminate this agreement only in respect of the Shares so released.

8.     SURRENDER FOR CANCELLATION

The Shareholder shall surrender the Shares for cancellation and the Escrow Agent shall deliver the certificates representing the Shares to the Issuer

       (a) at the time of a major reorganization of the Issuer, if required as a condition of the consent to the reorganization by the Executive Director or the Exchange,

       (b) where the Issuer's shares have been subject to a cease trade order issued under the Act for a period of 2 consecutive years, or

       (c) 10 years from the later of the date of issue of the Shares and the date of the receipt for the Issuer's prospectus on its IPO, or

9.     AMENDMENT OF AGREEMENT

(1) Subject to subsection (2), this agreement may be amended only by a written agreement among the Parties and with the written consent of the Executive Director or the Exchange.

(2)    Schedule C to this agreement shall be amended upon

      (a)   a transfer of Shares pursuant to section 6,

      (b) a release of Shares from escrow pursuant to section 7, or

      (c)   a surrender of Shares for cancellation pursuant to
            section 8,

and the Escrow Agent shall note the amendment on the Schedule C in its possession.

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                              -4-

10.    INDEMNIFICATION OF ESCROW AGENT

The Issuer and the Shareholders, jointly and severally, release, indemnify and save harmless the Escrow Agent from all costs, charges, claims, demands, damages, losses and expenses resulting from the Escrow Agent's compliance in good faith with this agreement.

1l.    RESIGNATION OF ESCROW AGENT

(1) If the Escrow Agent wishes to resign as escrow agent in respect of the Shares, the Escrow Agent shall give not fewer than 30 days notice to the Issuer.

(2) If the Issuer wishes the Escrow Agent to resign as escrow agent in respect of the Shares, the Issuer shall give not fewer than 30 days notice to the Escrow Agent.

(3) A notice referred to in subsection (1) or (2) shall be in writing and delivered to

       (a)     the Issuer at:

               3473 Ellis Place, Nanaimo, B.C. V9T 4Y6, Canada

       or

       (b)     the Escrow Agent at:

               510 Burrard Street
               Vancouver, B.C.
               V6C 3B9

        and the notice shall be deemed to have been received on the date of delivery. The Issuer or the Escrow Agent may change its address for notice by giving notice to the other party in accordance with this subsection.

(4) A copy of a notice referred to in subsection (1) or (2) shall concurrently be delivered to the Executive Director or the Exchange.

(5) The resignation of the Escrow Agent shall be effective and the Escrow Agent shall cease to be bound by this agreement on the date that is 180 days after the date of receipt of the notice referred to in subsection (1) or (2) or on such other date as the Escrow Agent and the Issuer may agree upon (the "resignation date").

(6) The Issuer shall, before the resignation date and with the written consent of the Executive Director or the Exchange, appoint another escrow agent and that appointment shall be binding on the Issuer and the Shareholders.

12.    FURTHER ASSURANCES

The Parties shall execute and deliver any documents and perform any acts necessary to carry out the intent of this agreement.

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                              -5-

13.    TIME

Time is of the essence in this agreement.

14.    GOVERNING LAWS

This agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia.

15.    COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one Agreement.

16.    LANGUAGE

Wherever a singular expression is used in this agreement, that expression is deemed to include the plural or the body corporate where required by the context.

17.    ENUREMENT

This Agreement enures to the benefit of and is binding on the Parties and their heirs, executors, administrators, successors and permitted assigns.

The Parties have executed and delivered this agreement as of the date of reference of this agreement.


The Common Seal of                      )
Montreal Trust Company Of Canada        )
was affixed in the presence of:         )     c/s
                                        )
/s/____________________________________ )
Authorized Signatory                    )
                                        )
/s/____________________________________ )
Authorized Signatory                    )

The Common Seal of                      )
Titan Trading Analytics Inc.            )
was affixed in the presence of:         )     c/s
                                        )
/S/  Michael Paauwe                     )
Authorized Signatory                    )
                                        )
/S/  Michael Gossland                   )
Authorized Signatory                    )

The Common Seal of                      )
TTN Escrow Capital Corp.                )
was affixed in the presence of:         )     c/s
                                        )
/S/  Michael Paauwe                     )
Authorized Signatory                    )
                                        )
/S/  Michael Gossland                   )
Authorized Signatory                    )

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                                SCHEDULE A

                ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND

To:    Executive Director or                Vancouver Stock Exchange
       1100 - 865 Hornby St.                609 Granville Street
       Vancouver, B.C.                      Vancouver, B.C.
       V6Z 2H4                              V7Y 1H1

       (if the share are not                (if the shares are listed
       listed on the Vancouver              on the Vancouver Stock
       Stock Exchange)                      Exchange)

I acknowledge that I have entered into an agreement with _____________ under which __________________ shares of _____________________________
(the "Shares") will be transferred to me upon receipt of regulatory approval, and that the Shares are held in escrow subject to an escrow agreement dated for reference ________, 19__(the "Escrow Agreement"), a copy of which is attached as Schedule A hereto.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

Dated at ___________________ on ______________ , 19___.

Where the transferee is an individual:

Signed, sealed and delivered             )
by                                       )
in the presence of:                      )
                                         )
________________________________________ )
Name                                     )
________________________________________ )
Address )
________________________________________ )
                                         )
________________________________________ )
Occupation

Where the transferee is a company:

The Common Seal of                       )
                                         )
was affixed in the presence of:          )     c/s
                                         )
/S/  Michael Paauwe                      )
Authorized Signatory                     )
                                         )
________________________________________ )
Authorized Signatory

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                                SCHEDULE B

[Copy of Local Policy Statement 3-07 to be attached]


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                                SCHEDULE C


                                         Number of Shares
Name of Shareholder                      Held in Escrow
-------------------                      ----------------

TTN Escrow Capital Corp.                 3,000,000